Long-term Investments - Schedule of Equity Investments without Readily Determinable Fair Value (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2022 CNY (¥)	Sep. 30, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Schedule Of Investments [Abstract]
Initial cost basis	¥ 2,048,785	$ 288,014	¥ 2,285,439
Cumulative unrealized gains	361,063	50,757	329,768
Cumulative unrealized losses (including impairment)	(425,507)	(59,817)	(270,421)
Total carrying amount	¥ 1,984,341	$ 278,954	¥ 2,344,786